EXHIBIT 99.2
        TO CANTERBURY CONSULTING GROUP, INC. REPORT ON FORM 10Q
                           MAY 31, 2003
            CERTIFICATION BY KEVIN J. MCANDREW PURSUANT TO
       18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Chief Financial Officer of Canterbury Consulting Group, Inc. (the "Company"), hereby certify, to the best of my knowledge, that the Form 10-Q of the Company for the quarter ended
May 31, 2003 (the "Periodic Report") accompanying this certification fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. The foregoing certification is incorporated solely for purposes of complying with the provisions of
Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.


                             /s/ Kevin J. McAndrew
                             -----------------------
                             Kevin J. McAndrew
                             Chief Financial Officer


Dated:   July 15, 2003